Exhibit 32.1

TE CONNECTIVITY LTD.

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officers of TE Connectivity Ltd. (the “Company”) hereby certify to their knowledge that the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 26, 2021 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Terrence R. Curtin
Terrence R. Curtin
Chief Executive Officer
April 23, 2021

/s/ Heath A. Mitts
Heath A. Mitts
Executive Vice President and Chief Financial Officer
April 23, 2021